Exhibit 10.1

AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

AND

CONSENT OF HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK

This AMENDMENT, dated April 13, 2012, (the "Amendment") is an amendment to the Securities Purchase Agreement (the "Agreement"), dated as of March 16, 2012, by and among GeoVax Labs, Inc. (the “Company”), and each purchaser identified on Annex 1 hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

This document is also agreed to be a written consent of the holders of the Series A Convertible Preferred Stock (the “Preferred Stock”), and may be treated by the Company as such for all intents and purposes.

Whereas, the Company and the Purchasers shall collectively be referred to as the "Parties";

Whereas, the Parties wish to provide for certain amendments to the terms of the Agreement and in connection therewith the Purchasers intend to waive certain potential rights to adjustment of the Conversion Price for the Preferred Stock set forth in Section 6 b) of the Company’s Certificate of Designation establishing the terms of the Preferred Stock as heretofore filed with the Delaware Secretary of State on March 20, 2012 (the “Certificate of Designation”);

NOW, THEREFORE, in consideration of the foregoing premises, which are incorporated into and made part of this Amendment, and of the representations, warranties, covenants, agreements, and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Agreement, and agree as follows:

1.           Definitions.  Any capitalized terms used and not defined in this Amendment shall have the meaning set forth in the Agreement.

2.           Effective Time. This Amendment to the Securities Purchase Agreement and Consent of Holders of Series A Convertible Preferred Stock shall become effective upon the effectiveness of the Form S-1 Registration Statement filed on April 3, 2012 (the “Registration Statement”); provided however, that such effectiveness occurs on or before April 17, 2012.

3.           Conversion Price.  Notwithstanding Section 6(c) (iii) of the Certificate of Designation, with respect to the Trigger Date resulting from the effective date of the Registration Statement, the Conversion Price shall equal and remain $0.75 and shall not be adjusted pursuant to the provisions of Section 6 b) of the Certificate of Designation, and no shares shall be delivered with respect to any previously converted shares of Preferred Stock.  The Company shall have no duty to deliver a Trigger Date Adjustment Notice since there will be no adjustment with respect to the Trigger Date resulting from the effective date of the Registration Statement filed on April 3, 2012.

4.           Continuing Effect of the Agreement.  This Amendment shall not constitute an amendment or waiver of any other provision of the Agreement or the Certificate of Designation not expressly referred to herein or approved and permitted hereby.  Except as expressly amended hereby, the provisions of the Agreement are and shall remain in full force and effect.

5.           Adoption of Resolutions.  The Purchasers hereby approve and adopt the following resolutions by written consent, which action shall have the same force and effect as if taken by an affirmative vote at a meeting of the holders of the Preferred Stock of the Company, duly called and held pursuant to applicable provisions of the Delaware General Corporation Law:

Whereas, the undersigned “Purchasers” constitute the holders of all of the outstanding shares of Series A Convertible Preferred Stock of GeoVax Labs, Inc., a Delaware corporation, and wish to waive certain rights to adjustment of the Conversion Price, and if appropriate to amend Section 6 b) of the Certificate of Designation filed with the Secretary of State of Delaware on March 20, 2012;

Now Therefore, Be It Resolved, that the undersigned Purchasers hereby authorize, ratify and approve the following amendment to Section 6 b) of the Company’s Certificate of Designation filed with the Secretary of State of Delaware on March 20, 2012, to be effected, or not, in the sole discretion of the officers of the Company as any of them shall deem appropriate, following authorization from the Board of Directors of the Company:

Section 6b) of the Company’s Certificate of Designation filed with the Secretary of State of Delaware on March 20, 2012 is hereby amended, effective April 16, 2012,  to add the following sentences at the end: “Notwithstanding the foregoing, with respect to the Trigger Date resulting from the effective date of the Registration Statement filed April 3, 2012 (SEC File No. 333-180535), the Conversion Price shall remain $0.75 and shall not be adjusted pursuant to the provisions of this Section 6 b) and no shares shall be delivered with respect to any previously converted shares of Preferred Stock.  The Corporation shall have no duty to deliver a Trigger Date Adjustment Notice since there will be no adjustment with respect to the Trigger Date resulting from the effective date of the Registration Statement filed on April 3, 2012.”

Further Resolved, that the Purchasers waive all requirements for notice or other materials required to be provided to them by the Company with respect to this amendment under applicable law.

6.           Further Documentation.  The Purchasers agree to execute such further documentation as the Company may reasonably request in order to effect the purposes and intent of this document.

7.           Further Notification.  The Purchasers agree to provide any transferee of Preferred Stock of the existence of this document, provide a copy to the transferee, and obtain a written receipt.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Securities Purchase Agreement and Consent of Holders of Series A Convertible Preferred Stock to be duly executed by their respective authorized signatories as of the date first indicated above.

GEOVAX LABS, INC.

By:           _________________________
Name:           _______________________
Title:           ________________________

[PURCHASER SIGNATURE PAGES TO AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT AND CONSENT OF HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to the Securities Purchase Agreement and Consent of Holders of Series A Convertible Preferred Stock to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: ________________________________________________________
Signature of Authorized Signatory of Purchaser: _________________________________
Name of Authorized Signatory: _______________________________________________
Title of Authorized Signatory: ________________________________________________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT AND CONSENT OF HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to the Securities Purchase Agreement and Consent of Holders of Series A Convertible Preferred Stock to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: ________________________________________________________
Signature of Authorized Signatory of Purchaser: _________________________________
Name of Authorized Signatory: _______________________________________________
Title of Authorized Signatory: ________________________________________________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT AND CONSENT OF HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Securities Purchase Agreement and Consent of Holders of Series A Convertible Preferred Stock to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________
Signature of Authorized Signatory of Purchaser: _________________________________
Name of Authorized Signatory: _______________________________________________
Title of Authorized Signatory: ________________________________________________

ANNEX A

LIST OF PURCHASERS

Sabby Healthcare Volatility Master Fund, Ltd.

Sabby Volatility Warrant Master Fund, Ltd.

Brio Capital, LP